SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 23, 2002

                                 _______________


                              SSN LIQUIDATING CORP.
               (Exact name of registrant as specified in charter)

                             Yukon Territory, Canada
                 (State or other jurisdiction of incorporation)

                                     1-13851
                                (SEC File Number)

                                   47-0879507
                        (IRS Employer Identification No.)

111 S.W. Fifth Avenue
Suite 3500
Portland, Oregon                                                      97204
(Address of principal executive offices)                            (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 756-7487

                                   SONUS CORP.
                        111 S.W. Fifth Avenue, Suite 1620
                             Portland, Oregon 97204
             (Former Name and Address, if Changed Since Last Report)

Item 5.  Other Events.

     The registrant's name was changed to SSN Liquidating Corp. effective October 23, 2002.

     The registrant's common shares were suspended from trading on AMEX, and its stock transfer books were closed, as of the close of business on October 24, 2002. The registrant anticipates that its final liquidating distribution to common shareholders in the amount of $1.00 per common share will be made on October 28, 2002, or as soon as practicable thereafter.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is filed with this report:

Exhibit

99   Articles of Amendment.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SSN LIQUIDATING CORP.


Dated:  October 24, 2002                   By:  /s/ Mark Richards
                                                --------------------------
                                                Mark Richards
                                                Senior Vice President and
                                                Chief Financial Officer